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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                    -----------------------------------





                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                    -----------------------------------



DATE OF REPORT:   JUNE 29, 2001
DATE OF EARLIEST EVENT REPORTED:    JUNE 28, 2001

                         MILLENNIUM CHEMICALS INC.
           (Exact name of registrant as specified in its charter)


      Delaware                   1-12091                    22-3436215
  (State or other        (Commission File Number)         (I.R.S. Employer
  jurisdiction of                                        Identification Number)
 incorporation or
   organization)
                             230 HALF MILE ROAD
                         RED BANK, NEW JERSEY 07701

                  (Address of principal executive offices)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:           (732) 933-5000


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Item 5.       Other Events.
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     On June 28, 2001, the registrant issued the press release filed as
Exhibit 99.1 hereto.

Item 7.       Financial Statements and Exhibits.
              ---------------------------------




                        Exhibit            Description
                        -------            -----------

                         99.1              Press Release issued June 28, 2001


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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



      Dated: June 28, 2001


                                             MILLENNIUM CHEMICALS INC.


                                            By:  /s/ C. William Carmean
                                                ---------------------------
                                                Name:  C. William Carmean
                                                Title: Vice President-Legal



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                               EXHIBIT INDEX


                        Exhibit            Description
                        -------            -----------


                         99.1              Press Release issued June 28, 2001